Cohen & Steers, Inc. 280 Park Avenue New York, NY 10017-1216 Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS SECOND QUARTER
2009 RESULTS

NEW YORK, NY, July 22, 2009—Cohen & Steers, Inc. (NYSE: CNS) reported a loss from continuing operations attributable to common shareholders of $6.4 million, or $0.15 per share (diluted and basic), for the quarter ended June 30, 2009, compared with income from continuing operations attributable to common shareholders of $14.0 million, or $0.33 per diluted share and $0.34 per basic share, for the quarter ended June 30, 2008. Total revenue for the second quarter of 2009 was $26.4 million, a decrease of 51.6% from $54.4 million for the second quarter of 2008.

The second quarter 2009 results from continuing operations attributable to common shareholders include an after-tax expense of approximately $0.30 per share due to other-than-temporary impairment charges recorded on available-for-sale securities. After adjusting for this item, earnings per share from continuing operations attributable to common shareholders would have been $0.15 for the quarter ended June 30, 2009.

For the six months ended June 30, 2009, the company recorded a loss from continuing operations attributable to common shareholders of $20.9 million, or $0.49 per share (diluted and basic), compared with income from continuing operations attributable to common shareholders of $27.9 million, or $0.66 per diluted share and $0.67 per basic share, for the six months ended June 30, 2008. The 2009 results include the after-tax expense mentioned above totaling approximately $0.30 per share and an after-tax expense of approximately $0.39 per share due to the previously reported other-than-temporary impairment charges recorded during the first quarter of 2009. After adjusting for these items, earnings per share would have been $0.20 per share for the six months ended June 30, 2009.

Assets Under Management

Assets under management were $16.3 billion as of June 30, 2009, an increase of 40.7% from $11.6 billion at March 31, 2009 and a decrease of 39.5% from $27.0 billion at June 30, 2008. The increase from March 31, 2009 was due to market appreciation of $3.3 billion and net inflows of $1.4 billion. The decrease from June 30, 2008 was due to market depreciation of $9.1 billion and net outflows of $1.5 billion. Average assets under management were $14.6 billion for the quarter ended June 30, 2009, an increase of 15.3% from $12.7 billion for the quarter ended March 31, 2009 and a decrease of 49.9% from $29.2 billion for the quarter ended June 30, 2008.

Open-end mutual funds had net inflows of $161 million during the quarter ended June 30, 2009. Average assets under management for open-end mutual funds were $3.8 billion in the quarter ended June 30, 2009, an increase of 13.3% from $3.4 billion in the quarter ended March 31, 2009 and a decrease of 55.0% from $8.4 billion in the quarter ended June 30, 2008.

Closed-end mutual funds had inflows of $448 million during the quarter ended June 30, 2009 through an increase in the funds’ credit facility. Average assets under management for closed-end mutual funds were $3.9 billion in the quarter ended June 30, 2009, an increase of 3.5% from $3.7 billion in the quarter ended March 31, 2009 and a decrease of 61.8% from $10.1 billion in the quarter ended June 30, 2008.

Institutional separate accounts had net inflows of $782 million during the quarter ended June 30, 2009. Average assets under management for institutional separate accounts were $7.0 billion in the quarter ended June 30, 2009, an increase of 24.4% from $5.6 billion in the quarter ended March 31, 2009 and a decrease of 34.7% from $10.7 billion in the quarter ended June 30, 2008.

“Our strategy to grow our asset gathering capabilities despite the economic challenges we are facing is beginning to pay off,” said Robert Steers, co-chairman and co-chief executive officer of Cohen & Steers. “We recorded significant net inflows into both our open-end mutual funds and our institutional separate account offerings. In addition, our institutional pipeline has never been more promising.”

Results From Continuing Operations

Total revenue was $26.4 million for the three months ended June 30, 2009, a decrease of 51.6% from $54.4 million for the three months ended June 30, 2008. Operating expenses were $25.9 million for the three months ended June 30, 2009, a decrease of 21.7% from $33.1 million for the three months ended June 30, 2008. Operating income was $423,000 for the three months ended June 30, 2009, compared with $21.3 million for the three months ended June 30, 2008. Non-operating loss was $5.4 million for the three months ended June 30, 2009, compared with non-operating income of $1.4 million for the three months ended June 30, 2008. Excluding the other-than-temporary impairment charge of $14.0 million, non-operating income would have been $8.7 million for the three months ended June 30, 2009. Pretax loss was $4.9 million for the three months ended June 30, 2009, compared with pretax income of $22.7 million for the three months ended June 30, 2008. Excluding the aforementioned other-than-temporary impairment charge, pretax income would have been $9.1 million for the three months ended June 30, 2009.

Total revenue was $49.9 million for the six months ended June 30, 2009, a decrease of 53.8% from $108.0 million for the six months ended June 30, 2008. Operating expenses were $49.3 million for the six months ended June 30, 2009, a decrease of 25.9% from $66.6 million for the six months ended June 30, 2008. Operating income was $560,000 for the six months ended June 30, 2009, compared with $41.4 million for the six months ended June 30, 2008. Non-operating loss was $21.7 million for the six months ended June 30, 2009, compared with non-operating income of $3.4 million for the six months ended June 30, 2008. Excluding the other-than-temporary impairment charges of $32.2 million, non-operating income would have been $10.5 million for the six months ended June 30, 2009. Pretax loss was $21.1 million for the six months ended June 30, 2009, compared with pretax income of $44.8 million for the six months ended June 30, 2008. Excluding the aforementioned other-than-temporary impairment charge, pretax income would have been $11.1 million for the six months ended June 30, 2009.

Balance Sheet Information

As of June 30, 2009, cash, cash equivalents, investments, available-for-sale and seed capital investments (excluding cash and marketable securities attributable to the consolidation of the company’s long-short global real estate fund) were $163 million. As of June 30, 2009, stockholders’ equity was $253 million and the company had no long-term or short-term debt.

Conference Call Information

Cohen & Steers will hold a conference call tomorrow, July 23, 2009 at 11:00 a.m. (ET) to discuss the company's second quarter results. Investors and analysts can access the live conference call by dialing (866) 672-2663 (domestic) or (973) 582-2772 (international); passcode: 19991590. Participants should plan to register at least 10 minutes before the conference call begins.

A replay of the call will be available for two weeks starting at approximately 2:00 p.m. (ET) on July 23, 2009 and can be accessed at (800) 642-1687 (domestic) or (706) 645-9291 (international); passcode: 19991590. Internet access to the Web cast, which includes audio (listen-only), will be available on the company's Web site at cohenandsteers.com under "Corporate Info."  The Web cast will be archived on the Web site for two weeks.

About Cohen & Steers, Inc.

Cohen & Steers is a manager of income-oriented equity portfolios specializing in U.S. and international real estate securities, large cap value stocks, utilities and listed infrastructure, and preferred securities. The company also offers alternative investment strategies such as hedged real estate securities portfolios and private real estate multimanager strategies. Headquartered in New York City, with offices in London, Brussels, Hong Kong and Seattle, Cohen & Steers serves individual and institutional investors through a broad range of investment vehicles.

Forward-Looking Statements

This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company's current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2008, which is accessible on the Securities and Exchange Commission's Web site at sec.gov and on the company’s Web site at www.cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

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Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	June 30, 2009	March 31, 2009	June 30, 2008	March 31, 2009	June 30, 2008
Revenue
Investment advisory and administration fees	$23,997	$21,073	$47,901
Distribution and service fees	1,695	1,607	5,202
Portfolio consulting and other	663	820	1,307
Total revenue	26,355	23,500	54,410	12.1%	(51.6%)
Expenses
Employee compensation and benefits	14,916	12,175	16,481
Distribution and service fees	3,132	3,070	6,744
General and administrative	6,668	6,832	8,037
Depreciation and amortization	1,028	1,020	839
Amortization, deferred commissions	188	266	1,017
Total expenses	25,932	23,363	33,118	11.0%	(21.7%)
Operating income	423	137	21,292	*	(98.0%)
Non-operating income
Interest and dividend income - net	660	666	1,610
Loss from marketable securities - net	(6,349)	(16,751)	(364)
Foreign currency gain (loss) - net	326	(243)	145
Total non-operating (loss) income	(5,363)	(16,328)	1,391	(67.2%)	*
(Loss) income from continuing operations before
provision for income taxes	(4,940)	(16,191)	22,683	(69.5%)	*
Provision (benefit) for income taxes	971	(1,802)	8,648
(Loss) income from continuing operations	(5,911)	(14,389)	14,035	(58.9%)	*
Loss from discontinued operations, net of tax	(5)	(5)	(455)	0.0%	(98.9%)
Net (loss) income	(5,916)	(14,394)	13,580	(58.9%)	*
Less: Net income attributable to redeemable noncontrolling interest	(505)	(85)	-
Net (loss) income attributable to common shareholders	$(6,421)	$(14,479)	$13,580	(55.7%)	*

Earnings per share - Basic:
(Loss) income from continuing operations attributable to
common shareholders	$(0.15)	$(0.34)	$0.34	(55.8%)	*
Loss from discontinued operations, net of tax,
attributable to common shareholders	$(0.00)	$(0.00)	$(0.01)	0.0%	(98.9%)

Net (loss) income attributable to common shareholders	$(0.15)	$(0.34)	$0.32	(55.8%)	*

Earnings per share - Diluted:
(Loss) income from continuing operations attributable to
common shareholders	$(0.15)	$(0.34)	$0.33	(55.8%)	*
Loss from discontinued operations, net of tax,
attributable to common shareholders	$(0.00)	$(0.00)	$(0.01)	0.0%	(98.9%)

Net (loss) income attributable to common shareholders	$(0.15)	$(0.34)	$0.32	(55.8%)	*

Weighted average shares outstanding
Basic	42,360	42,198	41,850

Diluted	42,360	42,198	42,037

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Six Months Ended		% Change From
	June 30, 2009	June 30, 2008	June 30, 2008
Revenue
Investment advisory and administration fees	$45,070	$94,544
Distribution and service fees	3,302	10,576
Portfolio consulting and other	1,483	2,877
Total revenue	49,855	107,997	(53.8%)
Expenses
Employee compensation and benefits	27,091	32,584
Distribution and service fees	6,202	13,366
General and administrative	13,500	15,813
Depreciation and amortization	2,048	1,792
Amortization, deferred commissions	454	3,013
Total expenses	49,295	66,568	(25.9%)
Operating income	560	41,429	(98.6%)
Non-operating income
Interest and dividend income - net	1,326	3,208
Loss from marketable securities - net	(23,100)	(308)
Foreign currency gain - net	83	500
Total non-operating (loss) income	(21,691)	3,400	*
(Loss) income from continuing operations before
provision for income taxes	(21,131)	44,829	*
(Benefit) provision for income taxes	(831)	16,938
(Loss) income from continuing operations	(20,300)	27,891	*
Loss from discontinued operations, net of tax	(10)	(1,311)	(99.2%)
Net (loss) income	(20,310)	26,580	*
Less: Net income attributable to redeemable noncontrolling interest	(590)	-
Net (loss) income attributable to common shareholders	$(20,900)	$26,580	*

Earnings per share - Basic:
(Loss) income from continuing operations attributable to
common shareholders	$(0.49)	$0.67	*
Loss from discontinued operations, net of tax,
attributable to common shareholders	$(0.00)	$(0.03)	(99.2%)

Net (loss) income attributable to common shareholders	$(0.49)	$0.63	*

Earnings per share - Diluted:
(Loss) income from continuing operations attributable to
common shareholders	$(0.49)	$0.66	*
Loss from discontinued operations, net of tax,
attributable to common shareholders	$(0.00)	$(0.03)	(99.2%)

Net (loss) income attributable to common shareholders	$(0.49)	$0.63	*

Weighted average shares outstanding
Basic	42,279	41,877

Diluted	42,279	42,086

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
For the Periods Ended
(in millions)

	Three Months Ended			% Change From
	June 30, 2009	March 31, 2009	June 30, 2008	March 31, 2009	June 30, 2008
Open-End Mutual Funds
Assets under management, beginning of period	$3,102	$4,280	$8,432
Inflows	431	324	660
Outflows	(270)	(400)	(818)
Net inflows (outflows)	161	(76)	(158)
Market appreciation (depreciation)	975	(1,102)	(630)
Total increase (decrease)	1,136	(1,178)	(788)
Assets under management, end of period	$4,238	$3,102	$7,644	36.6%	(44.6%)

Average assets under management for period	$3,803	$3,357	$8,448	13.3%	(55.0%)

Closed-End Mutual Funds
Assets under management, beginning of period	$3,029	$4,278	$9,724
Inflows	448	-	-
Outflows	-	(395)	-
Net inflows (outflows)	448	(395)	-
Market appreciation (depreciation)	736	(854)	(193)
Total increase (decrease)	1,184	(1,249)	(193)
Assets under management, end of period	$4,213	$3,029	$9,531	39.1%	(55.8%)

Average assets under management for period	$3,855	$3,723	$10,100	3.5%	(61.8%)

Institutional Separate Accounts
Assets under management, beginning of period	$5,469	$6,544	$10,414
Inflows	954	522	776
Outflows	(172)	(127)	(618)
Net inflows	782	395	158
Market appreciation (depreciation)	1,618	(1,470)	(787)
Total increase (decrease)	2,400	(1,075)	(629)
Assets under management, end of period	$7,869	$5,469	$9,785	43.9%	(19.6%)

Average assets under management for period	$6,970	$5,605	$10,673	24.4%	(34.7%)

Total
Assets under management, beginning of period	$11,600	$15,102	$28,570
Inflows	1,833	846	1,436
Outflows	(442)	(922)	(1,436)
Net inflows (outflows)	1,391	(76)	-
Market appreciation (depreciation)	3,329	(3,426)	(1,610)
Total increase (decrease)	4,720	(3,502)	(1,610)
Assets under management, end of period	$16,320	$11,600	$26,960	40.7%	(39.5%)

Average assets under management for period	$14,628	$12,685	$29,221	15.3%	(49.9%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
For the Periods Ended
(in millions)

	Six Months Ended		% Change From
	June 30, 2009	June 30, 2008	June 30, 2008
Open-End Mutual Funds
Assets under management, beginning of period	$4,280	$8,900
Inflows	755	1,548
Outflows	(670)	(1,949)
Net inflows (outflows)	85	(401)
Market depreciation	(127)	(855)
Total decrease	(42)	(1,256)
Assets under management, end of period	$4,238	$7,644	(44.6%)

Average assets under management for period	$3,580	$8,308	(56.9%)

Closed-End Mutual Funds
Assets under management, beginning of period	$4,278	$10,274
Inflows	448	-
Outflows	(395)	-
Net inflows	53	-
Market depreciation	(118)	(743)
Total decrease	(65)	(743)
Assets under management, end of period	$4,213	$9,531	(55.8%)

Average assets under management for period	$3,788	$9,970	(62.0%)

Institutional Separate Accounts
Assets under management, beginning of period	$6,544	$10,612
Inflows	1,476	1,093
Outflows	(299)	(1,218)
Net inflows (outflows)	1,177	(125)
Market appreciation (depreciation)	148	(702)
Total increase (decrease)	1,325	(827)
Assets under management, end of period	$7,869	$9,785	(19.6%)

Average assets under management for period	$6,288	$10,586	(40.6%)

Total
Assets under management, beginning of period	$15,102	$29,786
Inflows	2,679	2,641
Outflows	(1,364)	(3,167)
Net inflows (outflows)	1,315	(526)
Market depreciation	(97)	(2,300)
Total increase (decrease)	1,218	(2,826)
Assets under management, end of period	$16,320	$26,960	(39.5%)

Average assets under management for period	$13,656	$28,864	(52.7%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Category
(in millions)

	As of June 30, 2009	As of March 31, 2009	As of June 30, 2008

Open-End Mutual Funds
U.S. Real Estate	$2,362	$1,671	$3,848
International Real Estate	1,535	1,099	3,293
Large Cap Value	154	128	141
Preferreds	8	8	13
Utilities and Listed Infrastructure	71	48	28
Other	108	148	321

Assets under management, end of period	$4,238	$3,102	$7,644

Closed-End Mutual Funds
U.S. Real Estate	$1,233	$774	$3,533
International Real Estate	68	46	305
Large Cap Value	212	178	518
Preferreds	1,123	774	2,264
Utilities and Listed Infrastructure	1,080	827	2,334
Other	497	430	577

Assets under management, end of period	$4,213	$3,029	$9,531

Institutional Separate Accounts
U.S. Real Estate	$2,997	$2,051	$4,478
International Real Estate	2,825	1,947	3,616
Large Cap Value	1,351	713	742
Preferreds	479	421	704
Utilities and Listed Infrastructure	12	10	12
Other	205	327	233

Assets under management, end of period	$7,869	$5,469	$9,785

Total
U.S. Real Estate	$6,592	$4,496	$11,859
International Real Estate	4,428	3,092	7,214
Large Cap Value	1,717	1,019	1,401
Preferreds	1,610	1,203	2,981
Utilities and Listed Infrastructure	1,163	885	2,374
Other	810	905	1,131

Assets under management, end of period	$16,320	$11,600	$26,960

Cohen & Steers, Inc. and Subsidiaries
Other Fee Earning Assets (Unaudited)
(in millions)

	As of June 30, 2009	As of March 31, 2009	As of June 30, 2008

Unified Managed Accounts

Other fee earning assets, end of period	$268	$178	$196

Exchange Traded Funds

Other fee earning assets, end of period	$1,104	$828	$2,354

Unit Investment Trusts

Other fee earning assets, end of period	$1,124	$904	$1,578

Total

Other fee earning assets, end of period	$2,496	$1,910	$4,128

Note: Other fee earning assets are defined as assets for which the company provides investment advice but for which the company has no discretion to execute trades, and therefore are not included in the company’s reported assets under management.